                                                                       EXHIBIT 2

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-77145 of PG&E Corporation on Form S-8 of our report dated July 3, 2001 appearing in the Annual Report on Form 11-K of the PG&E Corporation Retirement Savings Plan for the year ended December 31, 2000.






/s/ Deloitte & Touche LLP

San Francisco, California
July 13, 2001

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-77145 of PG&E Corporation on Form S-8 of our report dated July 3, 2001 appearing in the Annual Report on Form 11-K of the PG&E Corporation Retirement Savings Plan for Union-Represented Employees for the year ended December 31, 2000.






/s/ Deloitte & Touche LLP

San Francisco, California
July 13, 2001